Exhibit 10-22

AMENDMENT TO “APPENDIX A” OF THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to “Appendix A” of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of January 1, 2019.

WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the “Board”) to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan;

NOW, THEREFORE, the Company hereby amends “Appendix A” of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action taken on February 21, 2019.

Except as amended herein, the Plan shall continue in full force and effect.

ASTEC INDUSTRIES, INC.

Date: February 21, 2019         By: /s/ Stephen C. Anderson
Name: Stephen C. Anderson
Title:   Secretary

“APPENDIX A”
Each Participant’s Date of Participation

Name of Participant	Effective Dates of Participation
W. Norman Smith	January 1, 1995
Tim Gonigam	August 1, 2000
Stephen C. Anderson	January 1, 2003
Richard Dorris	January 3, 2005
David C. Silvious	July 1, 2005
Neil Peterson	January 1, 2008
Joe Cline	February 1, 2008
Chris Colwell	May 31, 2011
Robin Leffew	August 1, 2011
Matthew B. Haven	January 1, 2013
Jeff May	October 1, 2013
Tom Wilkey	January 1, 2014
Jeff Schwarz	July 1, 2014
John Irvine	April 28, 2016
Jaco Van Der Merwe	October 1, 2016
Scott Barker	April 3, 2017
Neil Whitworth	May 30, 2017
Michael G. Anderson	July 7, 2017
Jody Volner	November 1, 2017
Robert Kilgore	August 2, 2018
Greg Renegar	January 1, 2019

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